UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 4, 2025

Date of Report (date of earliest event reported)

SHIFT4 PAYMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39313	84-3676340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3501 Corporate Pkwy

Center Valley, PA 18034

(Address of principal executive offices) (Zip Code)

(888) 276-2108

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	FOUR	The New York Stock Exchange
6.00% Series A Mandatory Convertible Preferred Stock, par value $0.0001 per share	—	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Executive Officer and Appointment of Executive Chairman

On June 4, 2025, Shift4 Payments, Inc. (the “Company”) announced that Jared Isaacman has resigned from his role as the Company’s Chief Executive Officer, effective June 5, 2025 (the “Effective Time”). As of the Effective Time, Mr. Isaacman has been appointed as the Executive Chairman of the Company. In his role as Executive Chairman, Mr. Isaacman will remain an executive officer and Class I member of the board of directors of the Company (the “Board”).

Appointment of New Chief Executive Officer and Class I Director

As part of the Company’s previously announced succession planning and in connection with Mr. Isaacman’s resignation, the Company’s President, Taylor Lauber, has been appointed as the new Chief Executive Officer and the Company’s principal executive officer, effective as of the Effective Time. Mr. Lauber has also been appointed by the Company’s Board to serve as a Class I member of the Board, with a term to expire at the 2027 annual meeting of stockholders and until his respective successor is duly elected and qualified or until his earlier death, resignation or removal. The Board is confident in Mr. Lauber’s ability to lead the Company into its next phase of growth.

A description of Mr. Lauber’s background and experience can be found in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2025 (the “Proxy Statement”). The Company believes Mr. Lauber is qualified to serve on the Board due to his extensive experience in executive leadership positions and his knowledge of our business in particular, gained through his service as President and Chief Strategy Officer.

Mr. Lauber is a party to the Company’s standard indemnification agreement for directors and officers.

There is no arrangement or understanding between Mr. Lauber and any other person pursuant to which he was selected as a director of the Company, and there is no family relationship between either of Mr. Lauber and any of the Company’s other directors or executive officers. Other than already disclosed in the Proxy Statement, Mr. Lauber has no material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K.

The Company intends to file an amendment to this filing containing any information called for in this Item 5.02 that is not determined or is unavailable at the time of this filing, such as material amendments to Mr. Lauber’s compensation arrangement, if any, within four business days after the information is determined or becomes available.

Restructuring Transactions

As previously disclosed, on April 29, 2025 the Company entered into an agreement (the “Restructuring Transaction Agreement”) with Mr. Isaacman and his holding company (“Rook”) to simplify its organizational and capital structure, including, among other things, collapsing the Company’s current “Up-C” structure (the “Up-C Collapse”) via a taxable exchange and the assignment and waiver of the Tax Receivable Agreement, dated June 4, 2020, by and between the Company, Rook and the other parties thereto (the “TRA” and the foregoing transactions, collectively, the “Restructuring Transactions”).

The Restructuring Transactions were subject to several conditions, including the ratification and confirmation by the U.S. Senate of Mr. Isaacman’s appointment as administrator of the National Aeronautics and Space Administration. As a result of this condition not being met, Mr. Isaacman is no longer required to reduce his voting shares and the Restructuring Transaction Agreement has automatically terminated in accordance with its terms.

Forward-Looking Statements

Except for historical information, all of the statements, expectations, and assumptions contained in this Current Report on Form 8-K are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including statements regarding executive transitions and the timing of the foregoing. Actual results may differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include, but are not limited to the other risks, uncertainties, and other important factors disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as updated by the Company’s other filings with the SEC, copies of which are available free of charge on the Company’s website at investors.shift4.com. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 7.01.	Regulation FD.

On June 4, 2025, Mr. Isaacman issued a letter announcing the leadership changes described above. A copy of the letter is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Letter to Stockholders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2025

SHIFT4 PAYMENTS, INC.

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Secretary, General Counsel and Executive Vice President, Legal, Risk and Compliance